Sherri Winkler
MW Holdings, LP
418 Gentlemen's Ridge
Signal Mtn.,  TN   37377

RE:     PURCHASE NOTES

Dear Sherri and MW Holdings:

	It is my understanding that you and Signal have agreed to convert the Purchase Notes (as defined in that certain Stock Purchase Agreement dated October 5, 1994 among Signal, Marvin Winkler, Sherri Winkler, MW Holdings, L.P. and other parties therein) into preferred stock of Signal, and to convert such preferred stock into one million shares of common stock of Signal. By signing this letter where indicated below you hereby agree that such exercise shall occur upon the commencement of the effective date of Marvin Winkler's Employment Agreement with Signal.

                                  					/s/ William Watts
                                  					William Watts
                                  					Chief Financial Officer


            	Accepted this 10th day of May, 1995, by:


                                  					/s/ Sherri Winkler
                                  					Sherri Winkler
                                  					MW Holdings, L.P.
                                  					By:  MW Equities, Inc.

	                                  				/s/ Marvin Winkler
                                  					Marvin Winkler
                                  					President